                                                                    Exhibit 10.8
================================================================================

            FIFTH AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT

                                     among

                                 NHELP-I, INC.,
                                as the Borrower

                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                            as the successor Trustee

                                      and

                    CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                 as the Lender

                         Dated as of September 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                       ARTICLE I

                                             AMENDMENTS TO ORIGINAL AGREEMENT

Section 1.01.        Definitions..............................................................................     1
Section 1.02.        Additional Amendments....................................................................     3
Section 1.03.        Amendment to Original Agreement..........................................................     4

                                                       ARTICLE II

                                                  GENERAL PROVISIONS

Section 2.01.        Date of Execution........................................................................     4
Section 2.02.        Laws Governing...........................................................................     4
Section 2.03.        Severability.............................................................................     4
Section 2.04.        Exhibits.................................................................................     5
Section 2.05.        Conditions Precedent to Amendment........................................................     5

                                                        ARTICLE III

APPLICABILITY OF ORIGINAL AGREEMENT...........................................................................     5

         THIS FIFTH AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of September 1, 2000, among: NHELP-I, INC., a corporation duly organized under the laws of the state of Nevada (the "Borrower"); CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"); and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and successor trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

         1. The Borrower, Concord and the Trustee have previously entered into that certain Warehouse Loan and Security Agreement dated as of September 30, 1998, as supplemented and amended by the First Amendment to Warehouse Loan and Security Agreement dated as of December 15, 1998, the Second Amendment to Warehouse Loan and Security Agreement dated as of September 29, 1999, the Third Amendment to Warehouse Loan and Security Agreement dated as of November 16, 1999, the Fourth Amendment to Warehouse Loan and Security Agreement dated as of February 1, 2000 (collectively, the "Original Agreement").

         2. Pursuant to Section 9.01 of the Original Agreement, the Borrower and the Trustee may amend the Original Agreement with the prior written consent of the Agent, the Required Lenders and the Liquidity Providers, if any. As of this date, Concord and the Agent are the Required Lenders, no Liquidity Providers other than the Agent exist and the Agent has given its written consent to the execution of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

         ADDITIONS ARE INDICATED BY UNDERLINING AND DELETIONS ARE INDICATED BY BRACKETS THROUGHOUT THIS AMENDMENT.

         All words and phrases defined in Article I of the Original Agreement shall have the same meaning in this Amendment, except as otherwise appears in this Article.

         SECTION 1.01. DEFINITIONS. The definitions set forth below are amended to provide as follows:

                  "Eligible Loan" means a Student Loan:

                           (a) which was originated or acquired by the Borrower (either directly or through a Participation Agreement in the form attached hereto as Exhibit H) in the ordinary course of its business and was originated in the United States, its territories or possessions;

                           (b) that constitutes an account or general intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Borrower therein and the perfection of the Trustee's interest therein under this Agreement;

                           (c) the borrower is an Eligible Borrower attending an Eligible Institution;

                           (d) if such Student Loan is a subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department; if such Student Loan is a Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable;

                           (e) at the time of purchase with proceeds from an Advance, is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

                           (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                           (g)      that is denominated and payable only in
                  Dollars;

                           (h) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Borrower, overtly threatened in writing with respect to such Student Loan;

                           (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor, (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement, and (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full;

                           (j) that (i) is the subject of a valid Servicing Agreement with an eligible Servicer, with respect to which the Borrower has executed and delivered a Custodian Agreement,
                  (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement, and
                  (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

                           (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act;

                           (l) if such Student Loan is a Proprietary Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are Proprietary Loans does not exceed 20% of the aggregate outstanding Principal Balance of all Financed Loans; and

                           (m) if such Student Loan is serviced by a Servicer for which the reporting of financial information concerning such Servicer to the Agent is not permitted under its Servicing Agreement, the outstanding Principal Balance of which when added to the aggregate outstanding Principal Balance of all other Financed Loans serviced by such Servicer or other Servicers for which the reporting of financial information to the Agent is not permitted under their Servicing Agreements shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans.

         "Sale and Purchase Agreements" means either (a) a student loan purchase agreement between the Borrower and a Seller, substantially in the form attached hereto as Exhibit A, for the purchase of Eligible Loans or (b) a participation agreement between the Borrower and a Seller, substantially in the form attached hereto as Exhibit H, for the purchase of a participation interest in Eligible Loans.

         "Sellers" means any entity which sells Eligible Loans or a participation interest in Eligible Loans to the Borrower pursuant to the terms of a Sale and Purchase Agreement; including, but not limited to, NEBHELP, INC., NHELP-III, Inc., Union Bank and Trust Company, NELNET, any Affiliate of NELNET or any other financial institution with which NELNET or any Affiliate of NELNET has a purchase agreement.

         SECTION 1.02. ADDITIONAL AMENDMENTS. Section 3.02 is amended to provide as follows:

                  SECTION 3.02. CONDITIONS PRECEDENT TO ALL BORROWINGS. Each Borrowing (including the initial Borrowing) by the Borrower from any Lender shall be subject to the further conditions precedent that:

                           (a) on or prior to the date of such Borrowing, the Borrower shall have delivered to each Agent, each Required Lender and the Trustee (i) an Advance Percentage Calculation Report from the Valuation Agent, [and] (ii) if requested by the Agent or a Required Lender; copies of the relevant Sale and Purchase Agreement (including copies of all schedules, opinions, financing statements and other documents required to be delivered by the applicable Seller as a condition of purchase thereunder, and (iii) an opinion or opinions of counsel to the Borrower addressed to the Agent and the Trustee, in form and substance acceptable to the Agent and the Trustee, concerning the perfection of Borrower's security interest in the Eligible Loans of each Seller; and

                           (b) on the date of such Borrowing, the following statements shall be true, and the Borrower by accepting the amount of such Borrowing shall be deemed to have certified that:

                                    (i)      the representations and warranties
                           contained in Article IV are correct on and as of such day as though made on and as of such date;

                                    (ii)     no event has occurred and is
                           continuing, or would result from such Borrowing, which constitutes an Event of Default or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default;

                                    (iii)    on and as of such day, after giving
                           effect to such Borrowing, the Facility Amount would not exceed the Facility Limit; and

                                    (iv)     no law or regulation shall
                           prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advances by such Lender in accordance with the provisions hereof.

         SECTION 1.03. AMENDMENT TO ORIGINAL AGREEMENT. The Original Agreement is hereby amended to add an Exhibit H to the Original Agreement as described in Exhibit A hereto.

                                   ARTICLE II

                               GENERAL PROVISIONS

         SECTION 2.01. DATE OF EXECUTION. Although this Amendment for convenience and for the purpose of reference is dated as of September 1, 2000, the actual dates of execution by the Borrower, by Concord and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

         SECTION 2.02. LAWS GOVERNING. It is the intent of the parties hereto that this Amendment shall in all respects be governed by the laws of the State of Illinois.

         SECTION 2.03. SEVERABILITY. If any covenant, agreement, waiver, or part thereof in this Amendment contained be forbidden by any pertinent law or under any pertinent law be effective to render this Amendment invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Amendment shall be construed as if the same were not included herein.

         SECTION 2.04. EXHIBITS. The terms of the Exhibit attached to this Amendment is incorporated herein in all particulars.

         SECTION 2.05. CONDITIONS PRECEDENT TO AMENDMENT. The effectiveness of this Amendment shall be subject to the condition precedent that (a) the Agent and the Trustee shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Agent and the Trustee, concerning the treatment of any sales hereunder pursuant to a Participation Agreement as true sale for bankruptcy purposes and (b) Seller shall have paid the fees and expenses of counsel to the Agent in connection with this Amendment.

                                  ARTICLE III

                      APPLICABILITY OF ORIGINAL AGREEMENT

         The provisions of the Original Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Original Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             THE BORROWER:

                             NHELP-I, INC.

                             By  /s/ Terry J. Heimes
                                 ---------------------------------------------
                                 Terry J. Heimes, Vice President and Treasurer

                             Date
                                 ---------------------------------------------

                             c/o National Higher Education Loan Program
                             121 South 13 Street, Suite 301
                             Lincoln, NE 68508
                             Attn: Terry J. Heimes
                             (402) 458-2303
                             Fax: (402) 458-2399

                             THE LENDER:

                             CONCORD MINUTEMEN CAPITAL
                             COMPANY, LLC

                             By /s/ Thomas J. Irvin
                                 ---------------------------------------------
                                Thomas J. Irvin, Manager

                             Date
                                 ---------------------------------------------
                             c/o The Liberty Hampshire Company, LLC
                             227 West Monroe
                             Suite 4000
                             Chicago, Illinois 60606
                             Attn: Lisa Gajewski
                             (312)977-4583
                             Fax:(312)977-1699

                             THE TRUSTEE:

                             WELLS FARGO BANK MINNESOTA,
                             NATIONAL ASSOCIATION

                             By /s/ Susan E. Jacobsen
                                -----------------------------------------
                                Susan E. Jacobsen, Corporate Trust Officer

                             Date 10/11/00

                             Wells Fargo Bank Minnesota, National Association 6th & Marquette Avenue
                             Minneapolis, MN 55479-0069
                             Attn: Corporate Trust Services
                             (612) 667-5745
                             Fax:(612)667-2149

ACKNOWLEDGED:

THE AGENT:

MELLON BANK, N.A.

By /s/ R.F. Wagner
   -------------------
   Vice President

Date 9/13/00


Mellon Bank, N.A.
One Mellon Bank Center
Room 410
Pittsburgh, PA 15258
Fax: (412) 236-6592

                                   EXHIBIT A

                                   EXHIBIT H

                            PARTICIPATION AGREEMENT

         This Participation Agreement is made and entered into as of the___________day of 20____, by and between__________________,
a_____________corporation ("Lender"), and ___________________,
a__________________corporation ("Participant").

         WHEREAS, Lender is or will be the owner and holder of FFELP Loans (as defined herein), or beneficial interest therein, originated by or on behalf of Lender or acquired by Lender; and

         WHEREAS, Lender desires to sell, and Participant desires to purchase, an undivided 100% participation interest in certain FFELP Loans on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

                                 I. DEFINITIONS

         "Agreement" means this Participation Agreement and any amendment or supplement hereto.

         "Borrower" means the student or parent obligor under an Eligible Loan.

         "Certificate of Insurance" means a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

         "Commitment Amount" means the aggregate outstanding principal balance of up to ________________________________________ of FFELP Loans, participation interests in which are committed to be sold by Lender and purchased by the Participant pursuant to this Agreement.

         "Commitment Period" means the period of time commencing on the date first set forth above and terminating 364 days thereafter, and renewing thereafter for successive 364-day periods, unless either party gives written notice of intent to terminate at least 30 days prior to the termination of the initial Commitment Period or any renewal/extension Commitment Period. The Commitment Period shall terminate immediately upon a default by Lender of any of its obligations hereunder.

         "Contract of Insurance" means an agreement between the Secretary of Education and either the Trustee or Lender providing for the insurance by the Secretary of Education of the principal of and accrued interest on a FFELP Loan to the maximum extent permitted under the Higher Education Act.

         "Eligible Loan " means a FFELP Loan in which a participation interest is authorized to be acquired by the Participant which (i) is either Insured or Guaranteed; (ii) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (iii) complies with each representation and warranty with respect thereto contained herein; and (iv) meets the other applicable criteria set forth in the Loan Purchase Regulations and an undivided participation interest in which is eligible for purchase under the terms of the Financing Agreement.

         "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans insured or guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

         "FFELP Loans" means those specific loans in which a participation interest is acquired by Participant from Lender pursuant to this Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

         "Financing Agreement" means the ______________________________
Agreement, dated as of __________________, __________, by and among the Participant, _________________________________ and ___________________________,
which is utilized to finance Participant's purchase of participation interests in the FFELP Loans hereunder.

         "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

         "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with Lender or the Trustee on behalf of Lender.

         "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either Lender or the Trustee on behalf of Lender providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans to Borrowers, made or acquired by Lender or the Trustee on behalf of Lender from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to Lender or the Trustee on behalf of Lender pertaining to Eligible Loans.

         "Guaranteed Loans" means FFELP Loans that are Guaranteed.

         "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

         "Insurance" or "Insured" or "Insuring" means, with respect to a FFELP Loan, the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act of the principal of and accrued interest on such FFELP Loan to the maximum extent permitted under the Higher Education Act for FFELP Loans originated, held and serviced in full compliance with the Higher Education Act.

         "Insured Loans " means FFELP Loans which are Insured.

         "Interest Subsidy Payments" means interest subsidy payments received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

         "Lender" means _____________________________________, a _______________
corporation, an "eligible lender" under criteria established by the Higher Education Act that has received, an eligible lender designation by the Secretary of Education with respect to Insured Loans or from a Guarantee Agency with respect to Guarantee Loans, which is selling participation interests in FFELP Loans to the Participant hereunder or, if Lender is not designated as an eligible lender under the Higher Education Act, Lender holds beneficial ownership of Eligible Loans through the Trustee, which is an eligible lender under the Higher Education Act.

         "Lender's Retained Interest" means that portion of the income earned with respect to Eligible Loans covered by the Participation Certificate which is equal to _________________________basis points(_______. __________%), on an annualized basis, of the average quarterly aggregate principal balance of Eligible Loans covered by the Participation Certificate; provided, however, that if changes in the Higher Education Act subsequently reduce the interest rates, Special Allowance Payments or Interest Subsidy Payments, then Lender's Retained Interest shall be reduced on a pro tanto basis.

         "Loan Purchase Agreement" means the Loan Purchase Agreement including all exhibits and schedules attached thereto, substantially in the form of Schedule A hereto.

         "Loan Purchase Regulations" means the rules and regulations of the Participant, as may be adopted by the Participant from time to time with the consent of the parties to (and the consent of any other persons required under the terms of) the Financing Agreement, which pertain to acquisition of participation interests hereunder, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Participant is subject.

         "Participant" means ______________________________, a _______________
corporation, and its successors and assigns.

         "Participation Certificate " means the master participation certificate in the form attached hereto as Schedule B.

         "Purchase Price" means 100% of the outstanding principal balance plus 100% of the accrued and unpaid interest thereon with respect to Eligible Loans covered by the Participation Certificate, each as of the date of purchase.

         "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Servicer" means_________________________________or any other servicing agent approved as may be required in the Financing Agreement.

         "Servicing Agreement" means the agreement in which the Servicer is engaged by Participant to administer and service Eligible Loans covered in the Participation Certificate.

         "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

         "Trust Agreement" means the trust agreement, if any, pursuant to which the Trustee holds legal title to the FFELP Loans.

         "Trustee" means___________________________________acting in its capacity as eligible lender trustee under the Trust Agreement, and not in its individual capacity.

                     II. PURCHASE OF PARTICIPATION INTEREST

         Section 2.01. Purchase of Participation Interest. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, during the Commitment Period, Lender agrees to sell to Participant, and Participant agrees to purchase from Lender, in an aggregate amount up to a maximum of the Commitment Amount, an undivided participation interest in 100.0% of the outstanding principal balance and accrued interest thereon of Eligible Loans and a portion of the income generated by the Eligible Loans as provided herein. Participant shall pay to Lender or its designee the Purchase Price for the participation interest in each Eligible Loan purchased hereunder, by wire transfer of immediately available funds, on such dates as the parties may mutually agree upon. The participation interest acquired by Participant shall include the promissory note or Official Copy as defined in
Section 2.02 and related documents in connection with each participated Eligible Loan. The participation interest purchased by Participant shall represent a participation interest in each and every Eligible Loan specifically identified in the Participation Certificate with respect thereto, and the parties agree that Participant is not purchasing an interest in an undivided pool of Eligible Loans. It is the intention of Lender, that the transfer from Lender to Participant constitutes a true, absolute sale of the participation interest in Eligible Loans hereunder and that the ownership of such participation interests shall not become or be deemed to be property of Lender for any purposes under applicable law. Except as expressly set forth in this Agreement, the sale of participation interests in Eligible Loans shall be without recourse to Lender in connection with Borrowers' default on such Eligible Loans. If a Borrower defaults on an Eligible Loan, and the proceeds from the liquidation of the Eligible Loan are insufficient to pay the interest accrued on the Eligible Loan, interest shall be distributed on a pro rata basis between the Participant and Lender based on the proportion of the basis points comprising Lender's Retained Interest and the total basis points comprising the interest rate on the Eligible Loan.

         Section 2.02. Participation Certificate. On the date of the initial sale of a participation interest with respect to a portfolio of Eligible Loans hereunder, or thereafter as mutually agreed upon by the parties hereto, Lender shall execute and deliver to Participant the Participation Certificate evidencing a 100% participation and beneficial ownership interest in Eligible Loans in that portfolio as identified in Schedule A attached to the Participation Certificate. Lender shall attach or cause to be attached to the executed original Participation Certificate a schedule of the participated Eligible Loans, legal title to which shall be retained by Lender (if an eligible lender under the Higher Education Act) or by the Trustee. As Lender sells additional participation interests in Eligible Loans to Participant hereunder, no less frequently than on a monthly basis, Lender shall issue (or cause to be issued) supplemental schedules to Participant to be substituted and attached to the Participation Certificate. The participation interest shall be deemed to have been transferred to Participant upon payment of the purchase price therefor, irrespective of whether such supplemental schedules are issued by Lender. With respect to any Eligible Loan evidenced by a Master Promissory Note in the form mandated by Section 432(m)(1)(D) of the Higher Education Act, Lender shall make only one copy of the Master Promissory Note evidencing such Eligible Loan, mark the same "Official Copy" in red ink, and deliver such official copy or the original thereof to Servicer on behalf of Participant; Lender shall also perform any reasonable or necessary acts to perfect Participant's ownership of the participation interest in Eligible Loans including, without limitation, providing notice to the Borrowers of the transfer of the participation interest if Participant determines such acts are necessary to perfect such sale.

         Section 2.03. Distribution of Payments Received. Upon issuance of the Participation Certificate with respect to a particular portfolio of Eligible Loans, Participant shall be entitled to 100% of payments and income earned with respect to the Eligible Loans covered by the Participation Certificate, less Lender's Retained Interest which shall be deducted therefrom and paid to Lender on a quarterly basis. Lender shall pay for all origination fees payable to the Secretary of Education pursuant to the Higher Education Act, servicing fees charged by Servicer pursuant to the Servicing Agreement and any other costs incidental to or associated with origination, Guarantee, ownership, administration, servicing and collection with respect to each of the Eligible Loans covered by the Participation Certificate. Lender agrees to account and deliver to Participant, or cause to be delivered to Participant, all sums of principal, interest, Special Allowance Payments, Interest Subsidy Payments or other income received by Lender or Servicer on behalf of Lender on account of Participant's participation interest in the Eligible Loans covered by the Participation Certificate during the term of this Agreement, less Lender's Retained Interest. Lender shall cause Servicer to furnish to Participant, on a monthly basis, all reports issued by Servicer pursuant to the Servicing Agreement showing the amount of the balances of each of the Eligible Loans covered by the Participation Certificate and other information generated by Servicer, and such other specific information on individual Eligible Loans covered by the Participation Certificate as Participant may reasonably require from time to time, subject to the abilities of Servicer. Participant shall have access to inspect documents in connection with Eligible Loans covered by the Participation Certificate at the Servicer on a day to day basis.

         Section 2.04. Servicing and Control of Eligible Loans. Lender and Participant shall cause Servicer to service and collect each of the Eligible Loans covered by the Participation Certificate under the Servicing Agreement, in accordance with the terms of the Higher Education Act, and any rules and any rules adopted by the applicable Guarantee Agency or the Secretary of Education. Servicer shall act at the direction of Participant. The promissory notes or the Official Copies as defined in Section 2.02 and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate shall be retained by Servicer or its agent for safekeeping as custodian in connection with the Servicing Agreement for the benefit of Lender and Participant. Servicer shall segregate the Eligible Loans in a separate account for servicing purposes for the benefit of Lender and Participant, During the term of this Agreement, Lender shall not (and shall cause the Trustee to not) pledge, encumber, sell, transfer or otherwise dispose of any interest in any Eligible Loan covered by a Participation Certificate, except as may be expressly permitted herein.

         Section 2.05. Conditions of Purchase. Participant's obligation to purchase and pay for participation interests in Eligible Loans hereunder shall be subject to each of the following conditions precedent:

                  (a) All representations, warranties and statements made by Lender contained in this Agreement shall be true on the applicable date of purchase;

                  (b) Participant shall receive an opinion of Lender's counsel dated as of the date of the Participation Certificate, in form and substance satisfactory to Participant, to the effect that (i) this Agreement has been duly authorized, executed and delivered by Lender and constitutes the legal, valid, binding and enforceable obligation of Lender, (ii) the Participation Certificate has been duly authorized, executed and delivered by Lender, (iii) with respect to all Insured Loans in which participation interests are being acquired, the applicable Contract of Insurance has been duly authorized, executed and delivered by the Seller, (iv) with respect to participation interests in all FFELP Loans in which participation interests are being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by Participant, (v) assuming the due execution and delivery thereof, each FFELP Loan in which a participation interest is acquired hereunder constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms, (vi) to the knowledge of Lender's counsel, the execution and delivery of the Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party or by which it is bound or constitute a default thereunder, (vii) to the knowledge of Lender's counsel, Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially or adversely affect the ability of Lender to perform its obligations under the Agreement, and (viii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state banking regulatory agency, is required in connection with the consummation of the transactions contemplated in the Agreement.

                  (c) Delivery by Lender to Participant on or before applicable date of purchase of the Participation Certificate, original or supplemental schedules to the Participation Certificate listing and identifying each Eligible Loan in which a participation interest is being transferred to Participant; UCC-1 Financing Statements evidencing the transfer from Lender to Participant, UCC Lien Searches, and UCC Termination Statements or Releases, if any, releasing any security interest granted by Lender in any Eligible Loan covered by the Participation Certificate.

                  (d) Adequate funds are available to Participant from a Financing Agreement or otherwise which will finance the purchase of participation interests in Eligible Loans under this Agreement.

         Section 2.06.     Repurchase Obligation. If:

                           (i) any representation or warranty made or furnished by Lender in or pursuant to this Agreement with respect to a FFELP Loan shall prove to have been materially incorrect;

                           (ii) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments);

                           (iii) a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to a Borrower's obligation to pay all or any part of the FFELP Loan, and Participant, in good faith, believes that the facts reported, if true, raise reasonable doubts as to the legal enforceability of such FFELP Loan; or

                           (iv) the instrument which Lender purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then Lender shall repurchase the participation interest in such FFELP Loan or purported FFELP Loan upon the request of Participant by paying Participant the then outstanding principal balance of such FFELP Loan or purported FFELP Loan (or such greater amount as may be necessary to make the Participant whole), plus interest and applicable Special Allowance Payments with respect to such FFELP Loan or purported FFELP Loan from the date of purchase of the participation interest therein to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorney fees, legal expenses, court costs, servicing fees or other expenses incurred by Participant in connection with such FFELP Loan or purported FFELP Loan, less Lender's Retained Interest with respect to such FFELP Loan.

                       III. REPRESENTATIONS AND WARRANTIES

         Section 3.01. Lender's Representations and Warranties. Lender hereby represents, warrants and covenants to Participant as follows:

         A. Any information furnished by Lender to the Participant, or the Participant's agents with respect to a FFELP Loan is true, complete and correct.

         B. The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Trustee or the Participant as assignee thereof. Lender shall have taken all reasonable actions to assure that no maker of a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 60 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the applicable Loan Purchase Date, be more than 60 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits Lenders to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder bears interest at a rate lower than the applicable rate of interest; provided, however, that the Participant may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of Lender, the terms of which have been fully described in detail and in writing to the Participant.

         C. Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

         D. Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and is an Eligible Loan, as that term is defined in the Agreement.

         E. Lender or Lender's eligible lender trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and Lender has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

         F. Lender (and the Trustee, if applicable) is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description.

         G. Each FFELP Loan is either Insured or Guaranteed; such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Secretary of Education or a Guarantee Agency, as the case may be, have been or will be paid in full by Lender, and none of the FFELP Loans has at any time been tendered to either the Secretary of Education or any Guarantee Agency for payment.

         H. There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, the insurance thereof and any applicable Guarantee.

         I. Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

         J. Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement; the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party or by which it is bound or constitute a default thereunder; Lender is not a party to or bound by any agreement or instrument or subject to any charter or other Participant restriction, or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Lender to perform its obligations under the Agreement and the Agreement constitutes a valid and binding obligation of Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Participant, the Federal Deposit Insurance Participant, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

         K. Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

         L. Lender and Servicer have each exercised (and shall continue to exercise) due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. Lender shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Participant.

         M. With respect to all Insured Eligible Loans in which a participation interest is being acquired, Insurance is in effect with respect thereto; the applicable Contract and certificates of Insurance are valid and binding upon the parties thereto in all respects material to the security for any bonds and/or notes issued by the Participant; and Lender is not in default in the performance of any of its covenants and agreements made in respect thereof.

         N. With respect to all Guaranteed Eligible Loans in which a participation interest is being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Participant to finance the FFELP Loans; and Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

         O. Lender does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with Lender, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, sex, color, creed or national origin.

         P. The FFELP Loans are a representative sample of all student loans held by Lender with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrower to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

         Q. Each participation interest transferred to the Participant under the Agreement is a participation interest in a FFELP Loan which constitutes an Eligible Loan.

         R. The fair salable value of the assets on a going concern basis of Lender and its subsidiaries, on a consolidated basis, as of the time of each sale of participation interests hereunder is in excess of the total amount of their liabilities.

         S. Lender has carefully reviewed the Loan Purchase Regulations supplied by the Participant and has complied, and shall continue to comply, with all applicable Loan Purchase Regulations.

         T. Each FFELP Loan in which a participation interest is purchased pursuant to this Agreement includes all Eligible Loans of any one Borrower held by Lender.

         Section 3.02 Participant's Representations and Warranties. Participant hereby represents and warrants to Lender that execution, delivery and performance of this Agreement by Participant (i) has been duly authorized or ratified effective as of the date of execution by all necessary corporate action on the part of Participant; (ii) does not and will not contravene the laws of the state of its incorporation providing for the organization and governing of Participant; (iii) does not and will not conflict with, or result in a violation of, any applicable laws; and (iv) does not and will not require any consent or approval of any creditor or constitute a violation of or default under any agreement or instrument to which Participant is a party or whereby any of its property may be bound.

                                    IV. TERM

         Section 4.01. Termination. The term of this Agreement shall be from the date first set forth above until the termination of the Commitment Period. If Lender or the Trustee transfers title to a specific Eligible Loan covered by the Participation Certificate to Participant, the participation interest with respect to such transferred Eligible Loan shall terminate on the date of such transfer. Immediately upon termination (without renewal) of this Agreement and of the Participation Certificate, or any portion thereof, Lender's Retained Interest, as then accrued and unpaid, shall be paid and if Participant is not in material default of its obligations under this Agreement, Lender shall immediately transfer to Participant or its designee legal title to the Eligible Loans covered by the terminated portion of the Participation Certificate. At or prior to such transfer of legal title, Lender shall execute and deliver to Participant or its designee an executed Loan Purchase Agreement, together with all documents of transfer in connection therewith, between Lender as Seller and Participant or its designee as Purchaser, effective to transfer title to the Eligible Loans covered in the terminated portion of the Participation Certificate as of the termination of the participation, free and clear of any liens, encumbrances, pledges, or security interests of any nature. Title to an Eligible Loan which is partially disbursed as of the termination of this Agreement shall be transferred as described in the preceding sentence as soon as possible after such Eligible Loan is fully disbursed.

                               V. OTHER PROVISIONS

         Section 5.01 Indemnification. Lender agrees to indemnify and hold Participant and its successors and assigns harmless from and against any and all loss, liability, cost, damage or expense (including reasonable attorneys fees and costs of litigation) incurred by reason of any breach of Lender's representations, warranties or covenants hereunder or any false or misleading representations or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by Lender in connection herewith. This indemnity obligation shall survive execution of the Agreement and termination of the Commitment Period.

         Section 5.02 Assignment. The rights of Participant under this Agreement may be freely assigned or subparticipated, in whole or in part, without prior written consent of Lender. The rights and obligations of Lender under this Agreement may not be assigned in whole or in part without the prior written consent of Participant. This Agreement shall be binding upon the parties hereto, and their permitted successors and assigns. Lender acknowledges that Participant has assigned all of its right, title and interest in and to the Participation Certificate and this Participation Agreement to providers of funding under the Financing Agreements with the power and right to enforce the provisions thereof and hereof.

         Section 5.03 No Partnership. This Agreement shall not be construed to create a partnership or joint venture between Lender and Participant. The transaction evidenced by this Agreement is a loan participation transaction pursuant to which Lender and Participant are participating in the Eligible Loans.

         Section 5.04 Amendment. This Agreement may be modified or otherwise amended only if such modification or amendment is in writing and signed by both Lender and Participant. The parties agree to make such modifications or amendments to this Agreement from time to time as may be reasonably necessary to maintain compliance with the Higher Education Act.

         Section 5.05 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered with a written receipt from the recipient or mailed by certified United States mail, sufficient postage pre-paid, or sent by nationally recognized overnight delivery service such as Federal Express, addressed as follows:

         If to Lender:

                  ____________________________
                  Attention: _________________

                  ____________________________
                  ____________________________

         if to Participant:

                  ____________________________
                  Attention:__________________
                  ____________________________
                  ____________________________

or to any such address as either party may direct in writing delivered to the other party as set forth herein. Notice shall be effective (i) if mailed or delivered, upon receipt, refusal of receipt or the date marked as uncollected, or (ii) if sent by overnight delivery, the earlier of receipt of two business days after deposit with the delivery service.

         Section 5.06. Continuing Representations. The warranties and representations of the parties contained in Article III hereof shall survive execution of this Agreement and the Commitment Period and bind the parties hereto as continuing covenants.

         Section 5.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

         Section 5.08 Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 5.09 Severability. If any provision of this Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied to any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained, shall not affect the remaining portions of this Agreement or any part hereof.

         Section 5.10 Non-exclusive Remedies. No remedy by the terms of this Agreement conferred upon or reserved to Participant is intended to be exclusive of any other remedy, but each and every other remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement.

         Section 5.11 Servicing. Each Eligible Loan covered by the Participation Certificate shall be serviced pursuant to the Servicing Agreement for the life of such loan by Servicer and shall not be removed from the servicing system of Servicer, except as provided below. Lender agrees that each FFELP Loan participated pursuant to this Agreement which is held by or on behalf of Lender or any of Lender's affiliates after the date of this Agreement shall be serviced by Servicer under a servicing agreement for a term of the life of such loan and shall not be removed from the servicing system of Servicer; provided, however, that Lender may engage a servicing agent other than Servicer only if Participant approves such servicing agent in writing and the Borrower attends an educational institution which expressly requires servicing of all student loans made to its students to be performed exclusively by a servicing agent other than Servicer, and provided further, however, that Participant may, at its option, require transfer of servicing to a new servicing agent as approved by Participant upon material default under the Servicing Agreement or insolvency or filing of bankruptcy by Servicer.

         Section 5.12 Bankruptcy of Lender. Upon the filing of bankruptcy or receivership by Lender, Lender shall cause title to each Eligible Loan covered by the Participation Certificate to be transferred by Lender or the Trustee to Participant or its designee.

         Section 5.13 Further Assurances. Lender shall, at its expense, execute all other documents and take all other steps as may be requested by Participant from time to time to effect the sale of the participation interests in the FFELP Loans hereunder.

         Section 5.14 Information. Lender shall, at its expense, furnish to Participant such additional information concerning Lender's FFELP Loan portfolio as Participant may reasonably request.

         Section 5.15 Security Interest. The parties to this Agreement intend that the conveyance of Lender's right, title and interest in and to the FFELP Loans shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Lender to Participant. The parties to this Agreement intend that the arrangements with respect to the participation interest in FFELP Loans shall constitute a purchase and sale of such participation interests and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Agreement would constitute a security agreement under applicable law and that Lender shall be deemed to have granted, and hereby does grant (subject to the condition above), to Participant a first priority perfected security interest in all of Lender's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of Participant hereunder and the obligations of Lender hereunder (collectively, the "Pledged Collateral"):

                           (i)      all participation interests in FFELP Loans;

                           (ii) all revenues and recoveries of principal from participation interests in FFELP Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                           (iii) any other revenues and recoveries of principal and interest, other payments and reimbursements of principal and accrued interest received with respect to any participation interests in FFELP Loans, any other collection of cash with respect to such FFELP Loans (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral;

                           (iv) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such participation interests in FFELP Loans, whether pursuant to the contract related to such participation interests in FFELP Loans or otherwise;

                           (v) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to participation interests in FFELP Loans otherwise in respect of the pledged collateral; and

                           (vi) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

                  Lender agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents, and take all further action that Participant may reasonably request in order to perfect, protect or more fully evidence Participant's interest in the Pledged Collateral or to enable Participant to exercise or enforce any of its rights hereunder.

         IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by officers duly authorized as of the day first above written.

_____________________________________          _________________________________

By:    ______________________________          By:    __________________________
Title: ______________________________          Title: __________________________

                            PARTICIPATION CERTIFICATE

         Pursuant to that certain Participation Agreement (the "Agreement") dated _____________________ ____________, 2000, by and between
_____________________________ (the "Participant") and _______________________
(the "Lender"), Lender hereby issues and delivers this Participation Certificate to evidence Participant's participation interests in student loans guaranteed under the Higher Education Act of 1965, as amended, which are identified by the schedule marked as Exhibit "A," attached hereto and incorporated herein by this reference, which may be amended or supplemented from time to time, which loans or interests therein are owned by Lender and are serviced by ________________ and designated a separate account, in accordance with the terms of the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

                                           _____________________________________

                                    By:    _____________________________________
                                    Title: _____________________________________

       Accepted this ________ day of ___________, 20______.

                                           ____________________________________
                                    By:    _____________________________________
                                    Title: _____________________________________

                                   EXHIBIT "A"

                                Schedule of Loans

                                      H-19